UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its company charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York		14221
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

     On April 1, 2009, National Fuel Gas Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its 8.75% Notes due 2019 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-158060) of the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
	1.2	Underwriting Agreement, dated April 1, 2009, relating to the Notes among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule A to the Underwriting Agreement.

	4.4	Officer’s Certificate dated April 6, 2009, establishing the terms of the Notes.

	4.4.1	Form of Note (included in Exhibit 4.4 above).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By	By /s/James R. Peterson
James R. Peterson
Assistant Secretary

Dated: April 6, 2009